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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2005

                         ServiceWare Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                      000-30277                     25-1647861
  ------------                    ------------                 --------------
 (State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
  incorporation)

               10201 Torre Avenue, Suite 350
                       Cupertino, CA                                95014
            -----------------------------------                  -----------
         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (408) 863-5800
                                                           --------------

       12 Federal Street, One North Shore, Suite 503, Pittsburgh, PA 15212
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2005, ServiceWare Technologies, Inc. ("ServiceWare"), Kanisa Inc. ("Kanisa") and SVCW Acquisition, Inc., a wholly owned subsidiary of ServiceWare ("Merger Sub"), entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement"), which revises the Agreement and Plan of Merger entered into by the parties on December 22, 2004, which provides for the merger of Merger Sub with and into Kanisa with Kanisa surviving as a wholly owned subsidiary of ServiceWare (the "Merger"). The Amended Merger Agreement provides that Merger would be consummated without seeking approval from ServiceWare stockholders and changes the composition of its Board of Directors such that three ServiceWare directors will continue on the Board along with three designees of Kanisa and a seventh and independent director to be named at a subsequent time. See Item 5.02 below for additional details regarding the change in ServiceWare's Board of Directors. The Amended Merger Agreement is attached as an exhibit to this report on Form 8-K.

The Merger closed simultaneously with the execution of the Amended Merger Agreement. See Item 2.01 below for additional details on the consummation of the Merger.

In connection with the Merger, on February 8, 2005, ServiceWare entered into a Registration Rights Agreement with the stockholders of Kanisa (the "Rights Agreement"), pursuant to which the Kanisa stockholders were granted certain demand, piggyback and other registration rights for the ServiceWare securities received in the Merger, which may be exercised after February 8, 2006. The Rights Agreement is attached as an exhibit to this report on Form 8-K.

In connection with the Merger, on February 8, 2005, ServiceWare assumed the Employment Agreement between Bruce Armstrong and Kanisa under which Mr. Armstrong is to serve as President and Chief Executive Officer of ServiceWare. Under the provisions of Mr. Armstrong's employment agreement, Mr. Armstrong is entitled to a base salary of $250,000 per year with a target bonus of $100,000 per year. Mr. Armstrong receives monthly draws against his annual bonus up to $75,000 for each year and the draws are recoverable only against bonus entitlements. In addition, Mr. Armstrong has been granted options to purchase 270,000 shares of ServiceWare common stock with monthly vesting over 24 months. Mr. Armstrong is also entitled to participate in all of ServiceWare's standard benefit plans. The employment agreement provides for employment at will. Under his employment agreement, if Mr. Armstrong's employment is terminated by ServiceWare without Cause or by Mr. Armstrong for Good Reason (as such terms are defined therein), Mr. Armstrong is entitled to a severance package equal to one year's base salary plus 100% of his annual bonus, all of Mr. Armstrong's stock options will vest and he will have 12 months following such termination to exercise his stock options. Mr. Armstrong's employment agreement is attached as an exhibit to this report on Form 8-K.

In connection with the Merger, on February 8, 2005, ServiceWare assumed the Employment Agreement between Mark Angel and Kanisa under which Mr. Angel is to serve as Chief Technology Officer of ServiceWare. Under the provisions of Mr. Angel's employment agreement, Mr. Angel is entitled to a base salary of $175,000 per year with a target bonus of $30,000 per year with bonus amounts payable quarterly.

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In addition, Mr. Angel has been granted options to purchase 170,000 shares of
ServiceWare common stock with monthly vesting over 24 months. Mr. Angel is also entitled to participate in all of ServiceWare's standard benefit plans. The employment agreement provides for employment at will. Under his employment agreement, if Mr. Angel's employment is terminated by ServiceWare without Cause or by Mr. Angel for Good Reason (as such terms are defined therein), Mr. Angel is entitled to a severance package equal to one year's base salary plus 100% of his annual bonus, all of Mr. Angel's stock options will vest and he will have 12 months following such termination to exercise his stock options. Mr. Angel's employment agreement is attached as an exhibit to this report on Form 8-K.

In connection with the Merger, on February 8, 2005, ServiceWare entered into an agreement with Kent Heyman, replacing Mr. Heyman's previous Employment Agreement with ServiceWare. Under the agreement, Mr. Heyman will serve as non-executive Chairman of the Board of ServiceWare until his resignation or removal. Mr. Heyman will receive his current salary of $225,000 per year and benefits until December 31, 2006. Mr. Heyman will also receive an additional $12,000 per year so long as the agreement remains in effect. For 2005, Mr. Heyman will have a target bonus of $125,000 and will have the opportunity to earn up to 150% of the target bonus based on performance against ServiceWare's operating plan, but will receive a minimum bonus of $50,000 for 2005. Mr. Heyman will also be entitled to a 2006 bonus in an amount equal to the 2005 bonus earned by him. All of Mr. Heyman's stock options for the purchase of ServiceWare common stock vested upon the execution of the agreement and Mr. Heyman will be entitled to exercise his stock options at any time during the term of the agreement. Mr. Heyman's agreement is attached as an exhibit to this report on Form 8-K.

SECTION 2 FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 8, 2005, the Merger was consummated pursuant to the Amended Merger Agreement. The Merger was effected through the merger of Merger Sub, a wholly owned subsidiary of ServiceWare, with and into Kanisa. As a result, Kanisa became a wholly owned subsidiary of ServiceWare. Upon the consummation of the Merger, ServiceWare will be headquartered in Cupertino, California. It is anticipated that ServiceWare will change its name, but the new name has yet to be determined.

Pursuant to the Merger, the Kanisa stockholders received a total of 3,501,400 shares of the common stock of ServiceWare, which represents 40% of its outstanding stock after the Merger. In addition, ServiceWare issued warrants to purchase 423,923 shares of common stock at an exercise price of $7.20 per share to the Kanisa stockholders. The warrants will expire in January 2009. The Kanisa stockholders received shares and warrants based on an exchange ratio determined in accordance with Kanisa's charter documents.

Kanisa was founded in 1997 and has pioneered the use of a knowledge management platform for customer service applications. In July 2003, Kanisa acquired Jeeves Solutions, the enterprise software division of Ask Jeeves, Inc. Prior to the Merger, Kanisa was a privately held


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organization and its technology has resulted in broad industry recognition and awards for its products and performance.

The terms of the Merger, including the number of shares of common stock to be issued in respect of the previously outstanding Kanisa capital stock, were the result of arm's-length negotiations between ServiceWare and Kanisa.

The preceding discussion is only a summary and is qualified in its entirety by reference to the Amended Merger Agreement, which is included as an exhibit to this report on Form 8-K and is incorporated by reference herein.

ServiceWare will file with the Securities and Exchange Commission (the "Commission") the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended (the "Act") and Securities Exchange Act of 1934, as amended, within 71 days of the date on which this report on Form 8-K is filed with the Commission.

SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures made in response to Items 1.01 and 2.01 above are incorporated herein by reference.

The issuance of shares of ServiceWare common stock and warrants in connection with the Merger which closed on February 8, 2005, are exempt from the registration requirements of the Act pursuant to Section 4(2) of the Act and Regulation D thereunder. Each Kanisa stockholder who received ServiceWare securities is an "accredited investor" as that term is defined in Regulation D and the issuance of the securities met the other requirements of Regulation D.

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Upon the consummation of the Merger, Kent Heyman, who previously served as the president and chief executive officer of ServiceWare, became non-executive Chairman of the Board of ServiceWare and Bruce Armstrong, the chief executive officer of Kanisa, became the new President and Chief Executive Officer of ServiceWare. Effective as of the consummation of the Merger, Scott Schwartzman, the current Chief Financial Officer of ServiceWare, also assumed the role of Chief Operating Officer of ServiceWare, while Mark Angel, the founder and chief technology officer of Kanisa, became the Chief Technology Officer of ServiceWare.

Mr. Armstrong, who is 43 years old, currently serves as the president and chief executive officer of Kanisa since November 2002. Prior to joining Kanisa, Mr. Armstrong served as vice president of Internet Capital Group, a public holding company focused on internet-based businesses, from March 2000 until August 2002. His prior experience included serving as president and chief


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executive officer of CMPNET from 1999 to February 2000, as executive vice president of sales and marketing for Broadbase Software (now KANA) from 1996 to 1999, as vice president and general manager of the server products group of Sybase from 1995 to 1996 and as vice president and general manager of the enterprise solutions division of Teradata from 1985 to 1995. The terms of Mr. Armstrong's employment agreement with ServiceWare are described in Item 1.01 above. Other than the employment agreement in connection with the Merger transaction itself, Mr. Armstrong has not been a party to, or had a material interest in, any transaction with ServiceWare since January 1, 2004 nor is there any currently proposed transaction.

In accordance with the terms of the Amended Merger Agreement, as of February 8, 2005, Robert Hemphill, Jr. and Bruce Molloy resigned from the Board of Directors of ServiceWare and three new directors were designated by Kanisa. The newly added directors selected by Kanisa under the Amended Merger Agreement are Bruce Armstrong, David Schwab and Tom Shanahan, who will join Kent Heyman, Thomas Unterberg and Timothy Wallace who remain on the ServiceWare Board. Mr. Shanahan has been designated to serve on the Audit, Compensation and Nominating Committees of the Board of Directors. Neither Mr. Armstrong nor Mr. Schwab has been designated to serve on any committees of the Board of Directors. Other than the Merger transaction itself, none of the newly selected directors has been a party to, or has had a material interest in, any transaction with ServiceWare since January 1, 2004 nor is there any currently proposed transaction. Each of the three newly selected directors served as directors of Kanisa. In addition, Mr. Schwab currently serves as managing director of Sierra Ventures, a private venture capital firm focusing its investments across all areas of the information technology sectors. Mr. Schwab joined Sierra in 1996. Sierra Ventures and its affiliates received ServiceWare securities in the Merger as a result of their equity interests in Kanisa. Mr. Shanahan currently serves as general partner of Needham Capital Partners, which manages funds that primarily invest in the equities of private growth companies. Mr. Shanahan has served in that capacity since 2002. Prior to joining Needham, Mr. Shanahan was co-founder and served as chief financial officer of Agile Software Corporation (NasdaqNM:
AGIL). Needham and its affiliates received ServiceWare securities in the Merger as a result of their equity interests in Kanisa.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, on February 8, 2005, ServiceWare amended its By-laws to eliminate any executive functions of the Chairman of the Board. The amended By-laws are attached as an exhibit to this report on Form 8-K.

SECTION 8 OTHER EVENTS

Item 8.01 Other Events

As a result of the Merger, the principal office of ServiceWare has been relocated to 10201 Torre Avenue, Suite 350, Cupertino, California 95014. ServiceWare continues to maintain an office at One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, Pennsylvania 15212.


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SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired - To be filed within 71 days of the date this report on Form 8-K is filed with the Commission.

         (b) Pro forma Financial Information - To be filed within 71 days of the date this report on Form 8-K is filed with the Commission.

         (c) Exhibits

             EXHIBIT NO.     DESCRIPTION OF DOCUMENT
             -----------     -----------------------

                 2.1 Amended Agreement and Plan of Merger, dated as of February 8, 2005, by and among ServiceWare Technologies, Inc., Kanisa Inc. and SVCW Acquisition, Inc.

                 3.1         Amended and Restated By-laws

                 4.1 Registration Rights Agreement, dated as of February 8, 2005, by and among ServiceWare Technologies, Inc. and stockholders of Kanisa Inc.

                10.1 Employment Agreement, effective as of February 8, 2005, by and between Kanisa Inc. and Bruce Armstrong

                10.2 Employment Agreement, effective as of February 8, 2005, by and between Kanisa Inc. and Mark Angel

                10.3 Agreement, effective as of February 8, 2005, by and between ServiceWare Technologies, Inc. and Kent Heyman


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, ServiceWare Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 14, 2005                      SERVICEWARE TECHNOLOGIES, INC.


                                              By:  /s/ Bruce Armstrong
                                                   ---------------------------
                                                   Bruce Armstrong
                                                   President and Chief
                                                   Executive Officer


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                                 EXHIBIT INDEX


              EXHIBIT NO.     DESCRIPTION OF DOCUMENT
              -----------     -----------------------

                 2.1 Amended Agreement and Plan of Merger, dated as of February 8, 2005, by and among ServiceWare Technologies, Inc., Kanisa Inc. and SVCW Acquisition, Inc.

                 3.1          Amended and Restated By-laws

                 4.1 Registration Rights Agreement, dated as of February 8, 2005, by and among ServiceWare Technologies, Inc. and stockholders of Kanisa Inc.

                10.1 Employment Agreement, effective as of February 8, 2005, by and between Kanisa Inc. and Bruce Armstrong

                10.2 Employment Agreement, effective as of February 8, 2005, by and between Kanisa Inc. and Mark Angel

                10.3 Agreement, effective as of February 8, 2005, by and between ServiceWare Technologies, Inc. and Kent Heyman








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